Summary Prospectus and
Prospectus Supplement

January 8, 2025

Morgan Stanley Institutional Liquidity Funds

Supplement dated January 8, 2025 to the Morgan Stanley Institutional Liquidity Funds Summary Prospectuses and Prospectus dated March 23, 2024

Money Market Portfolio
Tax-Exempt Portfolio
(the "Funds")

Advisor Class

The Funds will be open for business (and shares of the Funds can be purchased and redeemed) on January 9, 2025. However, the Funds will close early on January 9, 2025, consistent with their standard early cut-off times for when the Securities Industry and Financial Markets Association recommends that the bond markets close early. The Funds' standard early cut-off times are listed below.

Fund Name	Final time by which orders to purchase or redeem shares must be received by the Fund or financial intermediary
Money Market Portfolio	3:00 p.m. Eastern time
Tax-Exempt Portfolio	1:00 p.m. Eastern time

Please retain this supplement for future reference.

  ILFMMKTEPSUMPSPT2 1/25